UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement

On October 3, 2023, VAALCO Gabon (Etame), Inc. (the “Borrower”), a wholly owned subsidiary of VAALCO Energy, Inc. (the “Company”), entered into an amended and restated facility agreement (the “Credit Facility”) that amends and restates the Facility Agreement dated May 16, 2022 (the “Initial Credit Facility”), by and among the Company, VAALCO Gabon, SA, Glencore Energy UK Ltd., as mandated lead arranger, technical bank and facility agent, the Law Debenture Trust Corporation P.L.C., as security agent, and the other financial institutions named therein.

The Initial Credit Facility made use of the London Inter-Bank Offered Rate (“LIBOR”) to calculate the interest rate applicable to borrowings thereunder.  As a result of the recent discontinuation of LIBOR as a published interest rate, the Credit Facility amends the Initial Credit Facility to instead make use of the Secured Overnight Financing Rate (“SOFR”) to calculate the interest rate applicable to borrowings thereunder.

The Credit Facility also amends the required time for delivery of annual financial statements of the Borrower and amends other terms and conditions of the Initial Credit Facility. The Credit Facility continues to include customary terms, covenants and events of default for a credit facility of its size and nature.

The foregoing summary of the Credit Facility and the revisions to the Initial Credit Facility that it effects is not complete and is qualified in its entirety by reference to the Credit Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1*
Amended and Restated Facility Agreement, by and among VAALCO Energy, Inc., VAALCO Gabon (Etame), Inc., VAALCO Gabon, SA, Glencore Energy UK Ltd., the Law Debenture Trust Corporation P.L.C., and the other financial institutions named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*              Information in this exhibit (indicated by asterisks) is confidential and has been omitted pursuant to Item 601(b)(10) of Regulation S-K. Additionally, exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: October 5, 2023
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer